EXHIBIT 99
----------




FOR IMMEDIATE RELEASE               CONTACT:     Bill Sullivan
                                                 Chief Financial Officer
                                                 312/228-2685




               LA SALLE PARTNERS ANNOUNCES STRONG 1998 RESULTS
                     Adjusted Net Earnings Up 28 Percent



CHICAGO, FEBRUARY 22, 1999 -- LaSalle Partners Incorporated (NYSE: LAP) today announced that adjusted net earnings for the year ended December 31, 1998 rose 28 percent to $26.6 million, or $1.62 per diluted share, up from $20.7 million, or $1.27 per diluted share in 1997 on a pro forma basis.

     The 1998 adjusted net earnings exclude the transition and integration costs related to the previously announced COMPASS acquisition and the Jones Lang Wootton merger, which totaled $6.1 million, or $.37 per diluted share on an after tax basis. LaSalle's 1997 pro forma results reflect the acquisition of Galbreath, conversion to corporate form, the initial public offering, and the application of offering proceeds to repay long-term notes payable, as if they had occurred on January 1, 1996.

     Revenues for the year totaled $304.5 million versus $233.0 million on a pro forma basis in the prior year. Operating expenses, exclusive of the merger related transition and integration costs, were $256.6 million, resulting in a 38 percent increase in operating income and EBITDA versus pro forma 1997.

     Actual earnings, inclusive of the merger related non-recurring charges, totaled $20.5 million, or $1.25 per diluted share, compared with actual net earnings of $25.8 million, or $1.49 per diluted share in the prior year.

     "1998 was a pivotal year in the progression of LaSalle Partners' business strategy. Not only was it extremely successful from a financial perspective, but 1998 also represented an important cornerstone for our future," said Stuart L. Scott, Chairman and Chief Executive Officer of LaSalle Partners. Scott noted that during 1998, LaSalle achieved the following major milestones in support of its growth strategies:

 .     In January, LaSalle acquired the project management business of the
      Satulah Group, which significantly enhanced the Company's leadership position in this area.

 .     In the area of co-investment, LaSalle completed an initial public offering in April of LaSalle Hotel Properties (LHO), a $400 million hotel real estate investment trust that owns 12 luxury properties. As of December 31, 1998, LaSalle's ownership interest in LHO was approximately 6.4 percent.










                                 -- more --

LA SALLE ANNOUNCES STRONG 1998 RESULTS - Add One




 .     Furthering the Company's industry consolidation initiative, LaSalle purchased COMPASS Management and Leasing and the U.S. retail property management business of Lend Lease in October, positioning its Management Services business as the largest real estate management services company in the U.S., with over 400 million square feet under management.

 .     Demonstrating the firm's commitment to long-term client
      relationships, LaSalle's Tenant Representation group established seven new strategic alliances. In addition, the Facility Services group added nine new client relationships.

 .     Finally, in October, LaSalle reached a definitive agreement to merge operations with Jones Lang Wootton, one of the world's leading real estate services companies. (Pro forma adjusted net earnings for the Jones Lang Wootton Companies for the years ended December 31, 1998 and 1997 are summarized in the attached schedule.)

     Scott added that, "Upon closing of the Jones Lang Wootton merger, we will adopt a new company name - Jones Lang LaSalle. Together, the combined company will manage approximately 650 million square feet of property, provide investment management services for $20.3 billion of assets, and operate a business with more than 6,000 employees across 79 key markets in 34 countries on five continents."

     The company noted that the completion of the Jones Lang Wootton merger is conditional upon the satisfaction of various closing conditions, including the approval of LaSalle stockholders. A proxy statement soliciting approval has been mailed to stockholders, and a special meeting has been scheduled for March 10, 1999. If LaSalle stockholder approval is received and the other closing conditions are met, the transaction is expected to close shortly after the meeting.


1998 SEGMENT HIGHLIGHTS
-----------------------

     In 1998, the Corporate and Financial Services segment reported revenue of $82.4 million and operating income of $19.9 million, a 25 percent increase over the prior year. The gains were driven primarily by strong transaction volume across each of the three business groups within this segment, despite the turbulence in the capital and institutional investment markets, which began in September.

     Revenues for Investment Management grew 15 percent to $88.3 million while operating income increased 65 percent to $18.6 million in 1998. While impressive, these results were primarily driven by incentive fees generated by the initial public offering of LaSalle Hotel Properties.















                                 -- more --

LA SALLE ANNOUNCES STRONG 1998 RESULTS - Add Two




     Management Services reported 1998 operating income of $9.4 million, compared with $7.9 million in 1997, primarily attributable to strong leasing volume and new business activities. The segment reported full-year revenue growth of 57 percent to $136.1 million from $86.6 million in the prior year, principally related to the recent acquisitions of Galbreath, Satulah and COMPASS.


FOURTH QUARTER RESULTS
----------------------

     Adjusted net earnings for the fourth quarter ended December 31, 1998 totaled $17.9 million, or $1.10 per share, compared with pro forma adjusted net earnings of $14.2 million, or $.87 per share in the 1997 fourth quarter. Actual net earnings for the fourth quarter 1998, including merger related, non-recurring charges, totaled $11.8 million, or $.72 per fully diluted share.

     Revenue for the quarter totaled $114.4 million, up 37 percent from $83.3 million in the comparable prior-year period. Fourth quarter operating expenses, exclusive of the merger related, non-recurring costs, increased 36 percent to $81.6 million from $60.1 million a year ago, and operating income before merger related non-recurring charges advanced 41 percent to $32.8 million from $23.2 million in the 1997 fourth quarter.


JONES LANG WOOTTON PRO FORMA RESULTS
------------------------------------

     The 1998 pro forma adjusted net earnings exclude the legal, accounting and other transaction costs associated with the integration of the Jones Lang Wootton Companies and the pending merger with LaSalle Partners. These costs totaled $22.6 million on both a pre-tax and after-tax basis for the year. Jones Lang Wootton's pro forma results reflect the adjustments for market compensation, taxes and other costs associated with the integration of the companies, as described in the LaSalle Partners' proxy dated February 4, 1999.

     The Jones Lang Wootton Companies' pro forma adjusted net earnings for the year ended December 31, 1998 rose 23 percent to $27.7 million, up from $22.5 million in 1997. Revenues for the year totaled $482.5 million versus $436.0 million in the prior year. Operating expenses, exclusive of the merger related non-recurring charges, were $437.5 million in 1998, resulting in a 22 percent increase in adjusted operating earnings and an 18 percent increase in adjusted EBITDA versus 1997.


















                                 -- more --

LA SALLE ANNOUNCES STRONG 1998 RESULTS - Add Three




     LaSalle Partners Incorporated, founded in 1968 and headquartered in Chicago, is a leading, vertically integrated global real estate services firm providing management services, corporate and financial services and investment management services for public and private institutions and other real estate owners and investors worldwide.



STATEMENTS IN THIS PRESS RELEASE REGARDING, AMONG OTHER THINGS, FUTURE FINANCIAL RESULTS AND PERFORMANCE, ACHIEVEMENTS, PLANS AND OBJECTIVES MAY BE CONSIDERED FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE, ACHIEVEMENTS, PLANS AND OBJECTIVES OF LASALLE PARTNERS TO BE MATERIALLY DIFFERENT FROM THOSE EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY INCLUDE THOSE DISCUSSED UNDER "RISK FACTORS" AND ELSEWHERE IN LASALLE PARTNERS' PROSPECTUS FILED AS PART OF ITS REGISTRATION STATEMENT (333-25741); UNDER "BUSINESS," "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS," AND ELSEWHERE IN LASALLE PARTNERS' ANNUAL REPORT OR FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997; UNDER "RISK FACTORS," "THE TRANSACTIONS," "THE PURCHASE AGREEMENTS," "JLW MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITIONAL RESULTS OF OPERATIONS OF THE JLW COMPANIES" AND ELSEWHERE IN LASALLE PARTNERS' PROXY STATEMENT DATED FEBRUARY 4, 1999; AND IN OTHER REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS RELEASE. LASALLE PARTNERS EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT ANY CHANGE IN LASALLE PARTNERS' EXPECTATIONS OR RESULTS, OR ANY CHANGE IN EVENTS. STATEMENTS IN THIS PRESS RELEASE REGARDING PARTIES OTHER THAN LASALLE PARTNERS ARE BASED UPON REPRESENTATIONS OF SUCH OTHER PARTIES.









                                    # # #


                                           LA SALLE PARTNERS INCORPORATED
                                  Consolidated and Combined Statements of Earnings
                                1998 Adjusted Actual (1) 1997 and 1996 Pro Forma (2)

                                         ($ in thousands, except share data)
                                                     (Unaudited)


                                                       Three Months Ended
                                                          December 31,               Year Ended December 31,
                                                    ----------------------    -----------------------------------
                                                    Adjusted      Pro         Adjusted             Pro Forma
                                                     Actual       Forma       Actual       ----------------------
                                                      1998        1997         1998          1997        1996
                                                   ----------   ----------   ----------   ----------   ----------
Revenue:
  Fee based services . . . . . . . . . . . . . .   $  112,229       81,214      298,296      227,762      183,349
  Equity in earnings from
    unconsolidated ventures. . . . . . . . . . .        1,571        1,390        3,911        3,311        3,792
  Other income . . . . . . . . . . . . . . . . .          555          687        2,257        1,911        2,257
                                                   ----------   ----------   ----------   ----------   ----------
    Total revenue. . . . . . . . . . . . . . . .      114,355       83,291      304,464      232,984      189,398

Operating expenses:
  Compensation and benefits. . . . . . . . . . .       56,207       37,169      172,982      128,365      105,387
  Operating, administrative and other. . . . . .       20,107       20,292       70,164       60,212       46,387
  Depreciation and amortization. . . . . . . . .        5,278        2,598       13,455        9,756        7,447
                                                   ----------   ----------   ----------   ----------   ----------
    Total operating expenses before merger
      related non-recurring charges. . . . . . .       81,592       60,059      256,601      198,333      159,221
                                                   ----------   ----------   ----------   ----------   ----------
    Operating income before merger related
      non-recurring charges. . . . . . . . . . .       32,763       23,232       47,863       34,651       30,177

  Merger related non-recurring charges (1) . . .       10,021        --          10,021        --           --
                                                   ----------   ----------   ----------   ----------   ----------
    Operating income . . . . . . . . . . . . . .       22,742       23,232       37,842       34,651       30,177

Interest expense . . . . . . . . . . . . . . . .        3,161          136        4,153        1,000        1,075
                                                   ----------   ----------   ----------   ----------   ----------
    Earnings before provision for
      income taxes . . . . . . . . . . . . . . .       19,581       23,096       33,689       33,651       29,102

Net provision for income taxes . . . . . . . . .        7,792        8,893       13,224       12,956       11,204
                                                   ----------   ----------   ----------   ----------   ----------
    Net earnings . . . . . . . . . . . . . . . .       11,789       14,203       20,465       20,695       17,898





                                           LA SALLE PARTNERS INCORPORATED
                            Consolidated and Combined Statements of Earnings - Continued



                                                       Three Months Ended
                                                          December 31,               Year Ended December 31,
                                                    ----------------------    -----------------------------------
                                                    Adjusted      Pro         Adjusted             Pro Forma
                                                     Actual       Forma       Actual       ----------------------
                                                      1998        1997         1998          1997        1996
                                                   ----------   ----------   ----------   ----------   ----------
Adjustments (1):
  Merger related non-recurring charges . . . . .       10,021        --          10,021        --           --

  Tax benefit associated with
    merger related non-recurring charges . . . .       (3,933)       --          (3,933)       --           --
                                                   ----------   ----------   ----------   ----------   ----------
      Adjusted net earnings. . . . . . . . . . .   $   17,877       14,203       26,553       20,695       17,898
                                                   ==========   ==========   ==========   ==========   ==========
Adjusted EBITDA (3). . . . . . . . . . . . . . .   $   38,041   $   25,830   $   61,318   $   44,407   $   37,624
                                                   ==========   ==========   ==========   ==========   ==========
Adjusted earnings per common share . . . . . . .   $     1.10   $     0.88   $     1.64   $     1.28   $     1.10
                                                   ==========   ==========   ==========   ==========   ==========
Weighted average shares outstanding. . . . . . .   16,230,726   16,200,000   16,215,478    16,200,000  16,200,000
                                                   ==========   ==========   ==========   ==========   ==========
Adjusted diluted earnings per common share . . .   $     1.10   $     0.87   $     1.62   $     1.27   $     1.10
                                                   ==========   ==========   ==========   ==========   ==========
Diluted weighted average shares
  outstanding. . . . . . . . . . . . . . . . . .   16,322,327   16,345,408   16,387,721   16,329,555   16,329,555
                                                   ==========   ==========   ==========   ==========   ==========


(1)   Adjusted 1998 Actual represents actual historical earnings of LaSalle Partners Incorporated, including the operating results for Compass since its acquisition, adjusted for merger related non-recurring charges which consist of integration and transition costs related to the Compass acquisition and non-capitalizable merger related expenses associated with the pending merger with Jones Lang Wootton.

(2)   Pro forma results give effect to (i) the merger of Galbreath with the Company on April 22, 1997, as adjusted for the tenant representation and investment banking units which were not acquired, as if such merger had occurred on January 1, 1996, (ii) the provision for income taxes as though the Company and Galbreath were taxable entities as of January 1, 1996 at an effective tax rate of 38.5%, and (iii) estimated incremental general and administrative costs associated with operations as a public company and the repayment of the Company's long-term debt out of the proceeds of the initial public offering as if the offering had occurred on January 1, 1996.

(3)   Adjusted EBITDA represents earnings before interest expense, income taxes, depreciation and amortization and excludes merger related non-recurring expenses resulting from integration and transition costs related to the
Compass acquisition and non-capitalizable merger related expenses associated with the pending merger with Jones
Lang Wootton.



                                           LA SALLE PARTNERS INCORPORATED
                                     Consolidated Combined Statement of Earnings
                                         ($ in thousands, except share data)
                                                     (Unaudited)


                                           Three Months Ended                      Twelve Months Ended
                                              December 31,                            December 31,
                                      --------------------------       -----------------------------------------
                                        1998             1997            1998           1997             1996
                                     ----------       ----------      ----------     ----------       ----------
Revenue:
  Fee based services . . . . . .     $  112,229           81,214         298,296        219,911          155,466
  Equity in earnings from
    unconsolidated ventures. . .          1,571            1,390           3,911          3,238            3,220
  Other income . . . . . . . . .            555              687           2,257          1,624              767
                                     ----------       ----------      ----------     ----------       ----------
    Total revenue. . . . . . . .        114,355           83,291         304,464        224,773          159,453

Operating expenses:
  Compensation and benefits. . .         56,207           37,169         172,982        123,281           89,252
  Operating, administrative
    and other. . . . . . . . . .         20,107           20,292          70,164         57,285           37,884
  Depreciation and
    amortization . . . . . . . .          5,278            2,598          13,455          9,093            5,416
                                     ----------       ----------      ----------     ----------       ----------
    Total operating expenses
      before merger related
      non-recurring charges. . .         81,592           60,059         256,601        189,659          132,552
                                     ----------       ----------      ----------     ----------       ----------
    Operating income before
      merger related
      non-recurring charges. . .         32,763           23,232          47,863         35,114           26,901

  Merger related non-recurring
    charges (1). . . . . . . . .         10,021            --             10,201          --                --
                                     ----------       ----------      ----------     ----------       ----------
    Operating income . . . . . .         22,742           23,232          37,842         35,114           26,901

Interest expense . . . . . . . .          3,161              136           4,153          3,995            5,730
                                     ----------       ----------      ----------     ----------       ----------
    Earnings before provision
      for income taxes . . . . .         19,581           23,096          33,689         31,119           21,171
    Net provision for income
      taxes. . . . . . . . . . .          7,792            7,087          13,224          5,279            1,207
                                     ----------       ----------      ----------     ----------       ----------
    Net earnings . . . . . . . .     $   11,789           16,009          20,465         25,840           19,964
                                     ==========       ==========      ==========     ==========       ==========





                                           LA SALLE PARTNERS INCORPORATED
                               Consolidated Combined Statement of Earnings - Continued



                                           Three Months Ended                      Twelve Months Ended
                                              December 31,                            December 31,
                                      --------------------------       -----------------------------------------
                                        1998             1997            1998           1997             1996
                                     ----------       ----------      ----------     ----------       ----------

Earnings per common share (2). .     $     0.73             0.99            1.26           1.50
                                     ==========       ==========      ==========     ==========
Weighted average shares
  outstanding. . . . . . . . . .     16,230,726       16,200,000      16,215,478     16,200,000
                                     ==========       ==========      ==========     ==========
Diluted earnings per
  common  share (2). . . . . . .     $     0.72             0.98            1.25           1.49
                                     ==========       ==========      ==========     ==========
Diluted weighted average shares
  outstanding. . . . . . . . . .     16,322,327       16,345,408      16,387,721     16,329,613
                                     ==========       ==========      ==========     ==========


(1)  Merger related non-recurring charges include integration and transition costs related to the Compass acquisition and non-capitalizable merger related expenses associated with the pending merger with
     Jones Lang Wootton.

(2)  Earnings per share for 1997 is calculated based on earnings for the period from conversion to corporate form,

     July 22, 1997, through December 31,1997.








                                           LA SALLE PARTNERS INCORPORATED
                                                   Segment Results

                                                  ($ in thousands)
                                                     (Unaudited)
                                           Three Months Ended                      Twelve Months Ended
                                              December 31,                            December 31,
                                      --------------------------       -----------------------------------------
                                        1998             1997            1998           1997             1996
                                     ----------       ----------      ----------     ----------       ----------
MANAGEMENT SERVICES:
  Revenue:
    Property and facility
      management fees. . . . . .     $   28,438           15,200          62,317         43,547           32,143
    Leasing fees . . . . . . . .         23,109           11,981          43,099         25,159           14,819
    Development management . . .          4,443            3,963          11,229          8,853            5,825
    Project management . . . . .          5,118            3,010          17,479          7,994            6,297
    Intersegment revenue . . . .            647              120           1,046            195              200
    Equity in earnings from
      unconsolidated ventures. .             47              340              47            340            --
    Other income . . . . . . . .            207              178             880            464              281
                                     ----------       ----------      ----------     ----------       ----------
                                         62,009           34,792         136,097         86,552           59,565
  Operating expenses:
    Compensation, operating and
      administrative expenses. .         40,455           21,949         119,079         75,039           46,794
    Depreciation and amortization         3,740            1,203           7,620          3,605            1,651
                                     ----------       ----------      ----------     ----------       ----------
      Operating income . . . . .     $   17,814           11,640           9,398          7,908           11,120
                                     ==========       ==========      ==========     ==========       ==========

CORPORATE & FINANCIAL SERVICES:
  Revenue:
    Tenant representation. . . .     $   21,593           15,399          42,558         33,485           28,793
    Investment banking . . . . .          6,226            9,811          27,058         19,401            6,664
    Land fees. . . . . . . . . .          4,287            3,016           9,591          5,955            4,536
    Construction operations. . .            450              465           1,257          1,100            1,271
    Equity in earnings from
      unconsolidated ventures. .            375               45             322            476            1,380
    Intersegment revenue . . . .            778            1,072           1,307          1,464            1,000
    Other income . . . . . . . .            100              239             342            422              253
                                     ----------       ----------      ----------     ----------       ----------
                                         33,809           30,047          82,435         62,303           43,897
  Operating expenses:
    Compensation, operating and
      administrative expenses. .         19,874           17,907          61,231         45,240           32,410
    Depreciation and amortization           395              327           1,321          1,197            1,055
                                     ----------       ----------      ----------     ----------       ----------
      Operating income . . . . .     $   13,540           11,813          19,883         15,866           10,432
                                     ==========       ==========      ==========     ==========       ==========




                                           LA SALLE PARTNERS INCORPORATED
                                             Segment Results - Continued



                                           Three Months Ended                      Twelve Months Ended
                                              December 31,                            December 31,
                                      --------------------------       -----------------------------------------
                                        1998             1997            1998           1997             1996
                                     ----------       ----------      ----------     ----------       ----------
INVESTMENT MANAGEMENT:
  Revenue:
    Advisory fees. . . . . . . .     $   15,686           16,671          77,306         70,817           52,217
    Acquisition fees . . . . . .          2,878            1,698           6,402          3,600            2,939
    Equity in earnings from
      unconsolidated ventures. .          1,149            1,005           3,542          2,422            1,840
    Other income . . . . . . . .            249              270           1,035            738              195
                                     ----------       ----------      ----------     ----------       ----------
                                         19,962           19,644          88,285         77,577           57,191
  Operating Expenses:
    Compensation, operating and
      administrative expenses. .         17,410           18,797          65,189         61,946           49,132
    Depreciation and amortization         1,143            1,068           4,514          4,291            2,710
                                     ----------       ----------      ----------     ----------       ----------
    Operating income . . . . . .     $    1,409             (221)         18,582         11,340            5,349
                                     ==========       ==========      ==========     ==========       ==========

Total segment revenue. . . . . .     $  115,780           84,483         306,817        226,432          160,653
Intersegment revenue
  eliminations . . . . . . . . .         (1,425)          (1,192)         (2,353)        (1,659)          (1,200)
    Total revenue. . . . . . . .        114,355           83,291         304,464        224,773          159,453
                                     ==========       ==========      ==========     ==========       ==========

Total segment operating
  expenses . . . . . . . . . . .     $   83,017           61,251         258,954        191,318          133,752
Intersegment operating
  expense eliminations . . . . .         (1,425)          (1,192)         (2,353)        (1,659)          (1,200)
                                     ----------       ----------      ----------     ----------       ----------
  Total operating expenses
    before merger related
    non-recurring charges. . . .     $   81,592           60,059         256,601        189,659          132,552
                                     ==========       ==========      ==========     ==========       ==========

  Operating income before
    merger related non-recurring
    charges. . . . . . . . . . .     $   32,763           23,232          47,863         35,114           26,901
                                     ==========       ==========      ==========     ==========       ==========



                       LA SALLE PARTNERS INCORPORATED
                         CONSOLIDATED BALANCE SHEETS

                         December 31, 1998 and 1997

                     ($ in thousands, except share data)
                                 (Unaudited)

                                                   1998         1997
                                                ----------   ----------
ASSETS
------
Current assets:
  Cash and cash equivalents. . . . . . . . . .  $   16,941       30,660
  Trade receivables, net . . . . . . . . . . .     116,965       80,565
  Notes receivable and advances to
    real estate ventures . . . . . . . . . . .      17,042        6,995
  Other receivables. . . . . . . . . . . . . .       3,385        2,400
  Prepaid expenses . . . . . . . . . . . . . .       2,185        2,055
  Deferred tax benefit . . . . . . . . . . . .       9,926        5,104
                                                ----------   ----------
    Total current assets . . . . . . . . . . .     166,444      127,779

Property and equipment, at cost, less
  accumulated depreciation of $40,039
  and $28,993 in 1998 and 1997,
  respectively . . . . . . . . . . . . . . . .      28,773       16,098

Intangibles resulting from business
  acquisitions, net of accumulated
  amortization of $11,961 and
  $5,698 in 1998 and 1997, respectively. . . .     229,437       50,366
Investments in real estate ventures. . . . . .      52,976       18,080
Long-term receivables, net . . . . . . . . . .      10,950        6,607
Other assets, net. . . . . . . . . . . . . . .       2,341          957
                                                ----------   ----------
                                                $  490,921      219,887
                                                ==========   ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
-----------------------------------
Current liabilities:
  Accounts payable and accrued
    liabilities. . . . . . . . . . . . . . . .  $   51,101       25,781
  Accrued compensation . . . . . . . . . . . .      58,398       40,163
  Other liabilities. . . . . . . . . . . . . .       8,324        6,100
                                                ----------   ----------
    Total current liabilities. . . . . . . . .     117,823       72,044

Long-term liabilities:
  Credit facilities. . . . . . . . . . . . . .     202,923        --
  Other. . . . . . . . . . . . . . . . . . . .         603          946

Commitments and contingencies
                                                ----------   ----------
    Total liabilities. . . . . . . . . . . . .     321,349       72,990

Stockholders' equity:
  Common stock, $.01 par value per
    share, 100,000,000 shares authorized;
    16,264,176 shares issued and
    outstanding. . . . . . . . . . . . . . . .         163          162
  Additional paid-in capital . . . . . . . . .     123,543      121,778
  Retained earnings. . . . . . . . . . . . . .      44,792       24,327
  Accumulated other comprehensive income . . .       1,074          630
                                                ----------   ----------
    Total stockholders' equity . . . . . . . .     169,572      146,897
                                                ----------   ----------
                                                $  490,921      219,887
                                                ==========   ==========

                           PRO FORMA JLW COMPANIES

                  COMBINED STATEMENTS OF PRO FORMA EARNINGS
          1998 Pro Forma Adjusted Actual (1) and 1997 Pro Forma (2)

                              ($ in thousands)
                                 (Unaudited)


                                                     Pro Forma Year
                                                   Ended December 31,
                                                -----------------------
                                                 Adjusted
                                                  Actual
                                                   1998         1997
                                                ----------   ----------
Revenue:
  Fee based services . . . . . . . . . . . . .  $  471,961      428,769
  Equity in earnings from unconsolidated
    ventures . . . . . . . . . . . . . . . . .       --           2,502
  Other income . . . . . . . . . . . . . . . .      10,515        4,740
                                                ----------   ----------
    Total revenue. . . . . . . . . . . . . . .     482,476      436,011

Operating expenses:
  Compensation and benefits. . . . . . . . . .     262,998      231,598
  Operating, administrative and other. . . . .     161,238      155,197
  Depreciation and amortization. . . . . . . .      13,228       12,297
                                                ----------   ----------
    Total operating expenses before
      merger related non-recurring charges . .     437,464      399,092
                                                ----------   ----------
  Operating income before merger
    related non-recurring charges. . . . . . .      45,012       36,919
  Merger related non-recurring charges (1) . .      22,553        --
                                                ----------   ----------
    Operating income . . . . . . . . . . . . .      22,459       36,919

Interest expense . . . . . . . . . . . . . . .       1,446        1,436
                                                ----------   ----------
    Earnings before provision for
      income taxes . . . . . . . . . . . . . .      21,013       35,483

Net provision for income taxes . . . . . . . .      15,248       12,419
Minority interest. . . . . . . . . . . . . . .         658          549
                                                ----------   ----------
    Net earnings . . . . . . . . . . . . . . .       5,107       22,515

Adjustments (1):
  Merger related non-recurring charges . . . .      22,553        --
  Tax benefit associated with merger
    related non-recurring charges. . . . . . .       --           --
                                                ----------   ----------
    Adjusted net earnings. . . . . . . . . . .  $   27,660       22,515
                                                ==========   ==========

Adjusted EBITDA (3). . . . . . . . . . . . . .  $   57,582       48,667
                                                ==========   ==========

(1) Pro Forma Adjusted Actual 1998 represents actual historical earnings of each of the JLW Companies giving effect to combination and integration adjustments and new market based compensation packages for the year ended December 31, 1998. Net earnings is adjusted for non-capitalizable merger related expenses, which primarily consist of professional fees and transition costs, associated with the integration of the JLW Companies and the pending merger with LaSalle Partners.

(2) Pro Forma 1997 represents actual historical earnings of each of the JLW Companies giving effect to combination and integration adjustments and new market based compensation packages for the year ended December 31, 1997.

(3) Adjusted EBITDA represents earnings before interest expense, income taxes, depreciation and amortization, minority interest, and excludes merger related non-recurring charges, which primarily consist of professional fees and transition costs, associated with the integration of the JLW Companies and the pending merger with LaSalle Partners.